                                                                                                            December 21, 2015

DREYFUS GROWTH AND INCOME FUND, INC.

Supplement to Summary and Statutory Prospectuses

dated February 27, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Elizabeth Slover, John C. Bailer, Leigh N. Todd and David S. Intoppa are the fund's primary portfolio managers.  Ms. Slover and Mr. Bailer have been primary portfolio managers of the fund since January 2009 and September 2008, respectively.  Ms. Todd and Mr. Intoppa have been primary portfolio managers since December 2015.  Ms. Slover is a senior managing director at The Boston Company Asset Management LLC (TBCAM), an affiliate of Dreyfus, and is the director of TBCAM's global research team.  Mr. Bailer is a senior portfolio manager of U.S. dividend-oriented and large-cap strategies at TBCAM. Ms. Todd is a managing director and senior research analyst at TBCAM.  Mr. Intoppa is a senior research analyst on TBCAM's Dynamic Large Cap Value strategy.  Mses. Slover and Todd, and Messrs. Bailer and Intoppa, also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

Elizabeth Slover, John C. Bailer, Leigh N. Todd and David S. Intoppa are the fund's primary portfolio managers.  Ms. Slover and Mr. Bailer have been primary portfolio managers of the fund since January 2009 and September 2008, respectively.  Ms. Todd and Mr. Intoppa have been primary portfolio managers of the fund since December 2015.  Mses. Slover and Todd, and Messrs. Bailer and Intoppa, are jointly and primarily responsible for the day-to-day management of the fund's portfolio. Ms. Slover is a senior managing director at TBCAM, an affiliate of Dreyfus, and is the director of TBCAM's global research team, where she has been employed since 2005. She has been employed by Dreyfus since 2001.  Mr. Bailer is a senior portfolio manager of U.S. dividend-oriented and large-cap strategies and is a senior research analyst on the Dynamic Large Cap Value strategies at TBCAM, where he has been employed since 1992. He has been employed by Dreyfus since 2003. Ms. Todd is a managing director and senior research analyst at TBCAM, where she has been employed since 2005. She has been employed by Dreyfus since 2001. Mr. Intoppa is a senior research analyst on TBCAM's Dynamic Large Cap Value strategy.  He has been employed by TBCAM since 2006 and employed by Dreyfus since 2015. Mses. Slover and Todd, and Messrs. Bailer and Intoppa manage the fund in their capacity as employees of Dreyfus.

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